KOCH
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Koch Nitrogen Company                                         December 31, 1996

El Dorado Chemical Co.                   Sale                 12133
Attn:  Jim Wewers                        Effective Date       01/01/97
Box 231                                  Customer Reference #
El Dorado, AR  71731

WE HEREBY ACKNOWLEDGE THIS AGREEMENT MADE BETWEEN
Koch Nitrogen Company AND EL DORADO CHEMICAL CO.
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PRODUCT:  Ammonia

ORIGIN                  FOB                         SHIPMENT MODE
Sterlincgon LA - KNC    El Dorado, AR - El Dorado   Pipeline

QUANTITY            PRICE
27,000.00 tons      See Remarks

DELIVERY TIME: 01/01/97 through 03/31/97
TERMS:         Net 15 days
REMARKS:       Price = Green Markets NOLA low monthly average + pipeline
               tariff. Upon management approval by 3-31-97 of a 3 yr NH3 supply agreement between El Dorado Chemical and Koch, Koch to rebate to El Dorado Chemical the difference between NOLA low and the lower of NOLA low less 3% or price agreed to in 3 yr supply contract on tons delivered per this contract.
               Volume - Jan. 8000 tons, Feb. 5000 tons, Mar. 14000 tons.

                                           We appreciate your business!
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All the terms and conditions of the Koch Nitrogen Company (Seller) General
Terms and Conditions of Sale are hereby incorporated into and made part of this contract as essential term and conditions. These terms of sale are accepted by buyer, if not otherwise accepted, by buyer's purchase or taking delivery of product from Seller. Acceptance is expressly limited to these terms and conditions without any alteration or addition thereto, notwithstanding the use of any other acknowledgement or acceptance by buyer.

ACCEPTED  ________________   19_____         KOCH NITROGEN COMPANY


EL DORADO CHEMICAL CO.                       by /s/ L.P. Snodgrass
                                          _____________________________
/S/ James L. Wewers, President               L.P. "Bud" Snodgrass
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